Additional Funds Supplement

October 15, 2026

State Street Bank and Trust Company

One Congress Street, Suite 1,

Boston,

MA 02114-2016,

USA

Attention: State Street

Re: New series for Columbia ETF Trust I and Appendix A Fund List Update

Ladies and Gentlemen:

With respect to that certain Custody Agreement between State Street Bank and Trust Company and the Clients identified on Appendix A thereto, dated October 2, 2025 (the “Agreement”), please be advised that Columbia ETF Trust I has established 2 new series to be known as Columbia RECS Laddered Moderate Buffer ETF and Columbia RECS Laddered Deep Buffer ETF (each, a “New Series”).

Columbia ETF Trust I hereby requests that State Street will act as service provider for each New Series as a Client under the terms of the Agreement, as of 18th September 2026 (the “Effective Date”).

Also, the Agreement and its Appendix A are amended to reflect the following changes:

1.	The following funds will be deleted from the Agreement and Appendix A:

•	Columbia ETF Trust I: Columbia Research Enhanced Real Estate ETF

•	Columbia Acorn Trust: Columbia Acorn European Fund

The revised version of Appendix A to the Agreement is attached to this letter.

The Agreement shall remain in full force and effect, except that it shall be modified as set forth herein. Any capitalized terms that are used but not defined in this Letter shall have the meaning ascribed to them in the Agreement.

By executing this letter, the parties (i) assume all of the obligations and responsibilities under the Agreement as if such New Series were originally parties to the Agreement and (ii) agree to be bound thereby.

In accordance with the provisions of the Agreement, please indicate your acceptance of the foregoing by executing this Letter and returning a copy to the Trust.

Sincerely,

On behalf of the Entities listed on Appendix A

By:	/s/ Charles Chiesa
Name: Charles Chiesa
Title: Vice President, Duly Authorized

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Richard W. Stowe
Name: Richard W. Stowe
Title: Managing Director, Duly Authorized

Effective Date: 9/18/2026

Appendix A

List of Trusts/Funds

Columbia Acorn Trust

Columbia Acorn Fund

Columbia Acorn International

Columbia Acorn International Select

Columbia Thermostat Fund

Columbia Funds Series Trust

Columbia California Intermediate Municipal Bond Fund

Columbia Capital Allocation Moderate Aggressive Portfolio

Columbia Capital Allocation Moderate Conservative Portfolio

Columbia Convertible Securities Fund

Columbia Cornerstone Equity Fund

Columbia Large Cap Enhanced Core Fund

Columbia Large Cap Growth Opportunity Fund

Columbia Large Cap Index Fund

Columbia Mid Cap Index Fund

Columbia Select Mid Cap Value Fund

Columbia Short Duration Municipal Bond Fund

Columbia Short Term Bond Fund

Columbia Small Cap Index Fund

Columbia Small Cap Value and Inflection Fund

Columbia Overseas Value Fund

Columbia Funds Series Trust I

Columbia Adaptive Risk Allocation Fund

Columbia Balanced Fund

Columbia Contrarian Core Fund

Columbia Cornerstone Growth Fund

Columbia Dividend Income Fund

Columbia Emerging Markets Fund

Columbia Global Technology Growth Fund

Columbia Greater China Fund

Columbia High Yield Municipal Fund

Columbia Integrated Large Cap Growth Fund II (f/k/a Multi-Manager Growth Strategies Fund)

Columbia Intermediate Duration Municipal Bond Fund

Columbia International Dividend Income Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia Multi Strategy Alternatives Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Real Estate Equity Fund

Columbia Select Corporate Income Fund

Columbia Select Large Cap Growth Fund

Columbia Select Mid Cap Growth Fund

Columbia Small Cap Growth Fund

Columbia Small Cap Value Discovery Fund

Columbia Strategic California Municipal Income Fund

Columbia Strategic Income Fund

Columbia Strategic New York Municipal Income Fund

Columbia Total Return Bond Fund

Columbia Total Return Municipal Income Fund

Columbia U.S. Treasury Index Fund

Columbia Ultra Short Term Bond Fund

Multi-Manager Alternative Strategies Fund

Multi-Manager Directional Alternative Strategies Fund

Multi-Manager International Equity Strategies Fund

Multi-Manager Large Cap Growth Strategies Fund

Multi-Manager Small Cap Equity Strategies Fund

Multi-Manager Total Return Bond Strategies Fund

Multisector Bond SMA Completion Portfolio

Overseas SMA Completion Portfolio

Columbia Funds Series Trust II

Columbia Capital Allocation Aggressive Portfolio

Columbia Capital Allocation Conservative Portfolio

Columbia Capital Allocation Moderate Portfolio

Columbia Commodity Strategy Fund

Columbia Disciplined Core Fund

Columbia Disciplined Growth Fund

Columbia Disciplined Value Fund

Columbia Dividend Opportunity Fund

Columbia Emerging Markets Bond Fund

Columbia Flexible Capital Income Fund

Columbia Floating Rate Fund

Columbia Global Opportunities Fund

Columbia Global Value Fund

Columbia Government Money Market Fund

Columbia High Yield Bond Fund

Columbia Income Builder Fund

Columbia Income Opportunities Fund

Columbia Integrated Small Cap Growth Fund

Columbia Intrinsic Value Fund

Columbia Minnesota Tax-Exempt Fund

Columbia Mortgage Opportunities Fund

Columbia Overseas Core Fund

Columbia Pyrford International Stock Fund

Columbia Quality Income Fund

Columbia Select Global Equity Fund

Columbia Select Large Cap Value Fund

Columbia Select Short Corporate Income Fund

Columbia Select Small Cap Value Fund

Columbia Seligman Global Technology Fund

Columbia Seligman Technology and Information Fund

Columbia Short-Term Cash Fund

Columbia Strategic Municipal Income Fund

Columbia Ultra Short Duration Municipal Bond Fund

Multi-Manager Value Strategies Fund

Columbia Funds Variable Insurance Trust

Columbia Variable Portfolio - Contrarian Core Fund

Columbia Variable Portfolio - Long Government/Credit Bond Fund

Columbia Variable Portfolio - Small Company Growth Fund

Columbia Variable Portfolio - Small Cap Value Discovery Fund (f/k/a Columbia Variable Portfolio - Small Cap Value Fund)

Columbia Variable Portfolio - Strategic Income Fund

Variable Portfolio - Managed Risk Fund

Variable Portfolio - Managed Risk U.S. Fund,

Variable Portfolio - Managed Volatility Conservative Fund

Variable Portfolio - Managed Volatility Conservative Growth Fund

Variable Portfolio - Managed Volatility Growth Fund

Variable Portfolio - U.S. Flexible Conservative Growth Fund

Variable Portfolio - U.S. Flexible Growth Fund

Variable Portfolio - U.S. Flexible Moderate Growth Fund

Columbia Funds Variable Series Trust II

Columbia Variable Portfolio - Balanced Fund

Columbia Variable Portfolio - Commodity Strategy Fund

Columbia Variable Portfolio - Core Equity Fund

Columbia Variable Portfolio - Cornerstone Equity Fund (f/k/a Columbia Variable Portfolio - Select Large Cap Equity Fund)

Columbia Variable Portfolio - Cornerstone Growth Fund (f/k/a Columbia Variable Portfolio - Large Cap Growth Fund)

Columbia Variable Portfolio - Disciplined Core Fund

Columbia Variable Portfolio - Dividend Opportunity Fund

Columbia Variable Portfolio - Emerging Markets Bond Fund

Columbia Variable Portfolio - Emerging Markets Fund

Columbia Variable Portfolio - Global Strategic Income Fund

Columbia Variable Portfolio - Government Money Market Fund

Columbia Variable Portfolio - High Yield Bond Fund

Columbia Variable Portfolio - Income Opportunities Fund

Columbia Variable Portfolio - Intermediate Bond Fund

Columbia Variable Portfolio - Large Cap Index Fund

Columbia Variable Portfolio - Overseas Core Fund

Columbia Variable Portfolio - Select Corporate Income Fund (f/k/a Columbia Variable Portfolio - Corporate Bond Fund

Columbia Variable Portfolio - Select Large Cap Value Fund

Columbia Variable Portfolio - Select Mid Cap Growth Fund

Columbia Variable Portfolio - Select Mid Cap Value Fund

Columbia Variable Portfolio - Select Short Corporate Income Fund (f/k/a Columbia Variable Portfolio - Limited Duration Credit Fund)

Columbia Variable Portfolio - Select Small Cap Value Fund

Columbia Variable Portfolio - Seligman Global Technology Fund

Columbia Variable Portfolio - U.S. Government Mortgage Fund

CTIVP - Blackrock Global Inflation-Linked Securities Fund (f/k/a - CTIVP - BlackRock Global Inflation-Protected Securities Fund)

CTIVP - CenterSquare Real Estate Fund

CTIVP - Fidelity Institutional AM Total Bond Fund (f/k/a CTIVP - American Century Diversified Bond Fund)

CTIVP - Principal Large Cap Growth Fund

CTIVP - T. Rowe Price Large Cap Value Fund

CTIVP - TCW Total Return Bond Fund (f/k/a CTIVP - TCW Core Plus Bond Fund)

CTIVP - Victory Sycamore Established Value Fund

CTIVP - Wellington Large Cap Value Fund

CTIVP - Westfield Mid Cap Growth Fund

CTIVP - Westfield Select Large Cap Growth Fund

Variable Portfolio - Aggressive Portfolio

Variable Portfolio - Conservative Portfolio

Variable Portfolio - Managed Volatility Moderate Growth Fund

Variable Portfolio - Moderate Portfolio

Variable Portfolio - Moderately Aggressive Portfolio

Variable Portfolio - Moderately Conservative Portfolio

Variable Portfolio - Partners Core Bond Fund

Variable Portfolio - Partners Core Equity Fund

Variable Portfolio - Partners International Core Equity Fund

Variable Portfolio - Partners International Growth Fund

Variable Portfolio - Partners International Value Fund

Variable Portfolio - Partners Small Cap Growth Fund

Variable Portfolio - Partners Small Cap Value Fund

Columbia Funds Variable Series Trust

Columbia Variable Portfolio - Acorn Fund

Columbia Variable Portfolio - Acorn International Fund

Columbia Seligman Premium Technology Growth Fund, Inc.

Columbia Credit Income Opportunities Fund

Tri-Continental Corporation

Columbia Credit Income Opportunities Subsidiary Fund, LLC

ASGM Offshore Fund, Ltd.

ASMF Offshore Fund, Ltd.

CCSF Offshore Fund, Ltd.

CMSAF1 Offshore Fund, Ltd.

CMSAF?2 Offshore Fund, Ltd.

CMSAF3 Offshore Fund, Ltd.

CVPCSF Offshore Fund, Ltd.

ETF Clients:

Columbia ETF Trust I

Columbia AAA CLO ETF

Columbia Core Bond ETF

Columbia Core Plus Bond ETF

Columbia Corporate Bond ETF

Columbia Diversified Fixed Income Allocation ETF

Columbia High Dividend Premium Income ETF

Columbia International Equity Income ETF

Columbia Large Cap Growth ETF

Columbia Multi-Sector Municipal Income ETF

Columbia RECS Laddered Deep Buffer ETF

Columbia RECS Laddered Moderate Buffer ETF

Columbia Research Enhanced Core ETF

Columbia Research Enhanced International Equity ETF

Columbia Research Enhanced Mid Cap ETF

Columbia Research Enhanced Core Premium Income ETF

Columbia Research Enhanced Small Cap ETF

Columbia Research Enhanced Value ETF

Columbia Select Technology ETF

Columbia Short Duration Bond ETF

Columbia Short Duration High Yield ETF

Columbia U.S. Equity Income ETF

Columbia U.S. High Yield ETF

Columbia ETF Trust II

Columbia EM Core ex-China ETF

Columbia India Consumer ETF

Columbia Research Enhanced Emerging Economies ETF